Prospectus Supplement

John Hancock Funds II

Supplement dated June 21, 2018 to the current prospectus, as may be supplemented

U.S. Growth Fund (the “fund”)

Effective July 1, 2018, the Rule 12b-1 fee rate for Class A shares of the fund has been reduced. In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial representative and on pages 17 to 19 of this prospectus under "Sales charge reductions and waivers" or pages 95 to 99 of the fund's Statement of Additional Information under "Sales charges on Class A and Class C shares."

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee[1]	0.70	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.25[2]	1.00	0.00	0.00
Other expenses	0.35	0.35	0.34	0.24
Acquired fund fees and expenses[3]	0.01	0.01	0.01	0.01
Total annual fund operating expenses[4]	1.31	2.06	1.05	0.95
Contractual expense reimbursement[5]	-0.19	-0.19	-0.19	-0.19
Total annual fund operating expenses after expense reimbursements	1.12	1.87	0.86	0.76

1	“Management fee” has been restated to reflect the contractual management fee schedule effective September 29, 2016.
2	“Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2018.
3	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
4	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
5	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.74% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	608	290	190	88	78
3 years	877	627	627	315	284
5 years	1,165	1,091	1,091	561	507
10 years	1,984	2,375	2,375	1,265	1,149

In addition, in the “Your account” section, under the heading “CLASS COST STRUCTURE,” the disclosure regarding the Class A shares Rule 12b-1 fee of the fund is amended and restated as follows:

Class A shares

•	A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”

•	Distribution and service (Rule 12b-1) fees of 0.25%

You should read this supplement in conjunction with the prospectus and retain it for future reference.